Exhibit 99-B.8.114
ADDENDUM TO AGREEMENT(S)

This is an ADDENDUM, dated as of October 1, 2001, to the agreement(s) (which may be administrative services, sales and services, bank agency, and/or other services or sales agreement(s) (the “Agreement(s)”) between you (or your affiliate) )collectively, the “Company”)
and Neuberger Berman Management Inc. (“NBMI”) or any mutual funds for which NBMI is administrator (the “Funds”).

WHEREAS, the Company and NBMI or the Funds are parties to the Agreement(s)
pursuant to which shares of the Funds are made available to clients of the Company and the
Company provides services to the Funds on behalf of NBMI with respect to the clients.

WHEREAS, in December 2000 and February 2001, the Funds were reorganized (the
“Reorganization”) form a two-tiered master-feeder structure to a single-tiered multi-class structure, in which the investment companies that had been know as “Neuberger Berman Equity
Trust,” “Neuberger Berman Income Trust,” and “Neuberger Berman Equity Assets”
(collectively, the Old Trust”) and their series, such as “Neuberger Berman Guardian Trust” or
“Neuberger Berman Partners Assets”) (each a ‘feeder fund”) were reorganized into the investment company known as Neuberger Berman Equity Funds (the “Trust”) and the feeder funds became part of the corresponding series of the Trust (each, a “Fund”); for example,
“Neuberger Berman Guardian Trust” became part of “Neuberger Berman Guardian Fund” and
“Neuberger Berman Partners Assets became part of “Neuberger Berman Partners Fund.”

WHEREAS, each Fund was organized into classes corresponding to the feeder funds, such that “Neuberger Berman Focus Fund”: became “Neuberger Berman Focud Fund Investor
Class”,; “Neuberger Berman Guardian Trust” became “Neuberger Berman Guardian Fund Trust
Class”; and “Neuberger Berman Partners Assets” became “Neuberger Berman Partners Fund
Advisor Class.”

WHEREAS, the parties which to amend the Agreement(s) to reflect the Reorganization.

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:

1. Each Agreement is hereby amended by deleting the names of the investment companies listed in the left column wherever they appear therein and substituting therefore the names and classes of the investment companies listed in the right column:

OLD NAMES
Neuberger Berman Equity Funds
Neuberger Berman Income Funds
Neuberger Berman Equity Trust
Neuberger Berman Income Trust
Neuberger Berman Equity Assets

NEW NAMES
Neuberger Berman Equity Funds Investor Class
Neuberger Berman Income Funds Investor Class
Neuberger Berman Equity Funds Trust Class
Neuberger Berman Income Funds Trust Class
Neuberger Berman Equity Funds Advisor Class

2. The list of Funds designated as Appendix A (or, in some Agreements, as another exhibit or schedule), to each Agreement is hereby deleted in its entirety and replaced by the appropriate new Appendix A (or exhibit or schedule) attached to this Addendum, as follows:

(a) Administrative Services Agreements with NBMI relating to Neuberger Berman
Equity Trust, Neuberger Berman Income Trust, Neuberger Berman Equity Assets and/or
Neuberger Berman Equity Series: Appendix A (or other exhibit or schedule) is hereby deleted in its entirety and replaced by “Appendix A – Admin.-Trust and Advisor Classes” attached hereto.

(b) Sales and Services Agreements or Bank Agency Agreements with NBMI relating to Neuberger Berman Equity Assets: Appendix A (or other exhibit or schedule) is hereby deleted in its entirety and replaced by “Appendix A-12b-1-Advisor Class” attached hereto.

(c) Administrative Services Agreements with Neuberger Berman Equity Funds, or
Neuberger Berman Income Funds: Appendix A (or other exhibit or schedule) is hereby deleted in its entirety and replaced by “Appendix A – Admin. Investor Class” attached hereto.

(d) Sales, Fund/SERV, Networking or Agency Agreements with NBMI relating to
Neuberger Berman Equity Funds or Neuberger Berman Income Funds: Appendix A (or other exhibit or schedule) is hereby deleted in its entirety and replaced by “Appendix A-Trading-
Investor Class” attached hereto.

Notwithstanding anything to the contrary in the Agreements, NBMI may from time to time update Appendix A (or other exhibit or schedule) to the Agreement, with a copy to the
Company in due course, to add a new Fund, delete an inactive or terminated Fund, or reflect the change of name of a Fund. The establishment by the Company of an account in any Fund, whether or not as yet reflected on an updated Appendix A or exhibit or schedule, shall constitute the agreement by the Company and NBMI to be bound by the provisions of this Agreement with respect to that Fund.

3. Except as modified hereby, all other terms and conditions of the Agreement(s) shall remain in full force and effect.

4. This Addendum may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Addendum.

[COMPANY]		NEUBERGER BERMAN
AETNA LINFE INSURANCE AND		MANAGEMENT INC.
ANNUITY COMPANY
By:	/s/ Laurie M. Tillinghast	By:	/s/ Robert Conti
Name:	Laurie M. Tillinghast	Name:	Robert Conti
Title:	Vice President	Title	Snr Vice President

APPENDIX A-Admin.-Trust and Advisor Classes

NAME OF FUND AND CLASS	CUSIP	NASDAQ SYMBOL
Neuberger Berman Equity Funds, Trust Class
Neuberger Berman Century Fund Trust Class	640917878
Neuberger Berman Focus Fund Trust Class	640917506	NBFCX
Neuberger Berman Genesis Fund Trust Class	640917100	NBGEX
Neuberger Berman Guardian Fund Trust Class	640917209	NBGTX
Neuberger Berman International Fund Trust Class	640917704
Neuberger Berman Manhattan Fund Trust Class	640917308	NBMTX
Neuberger Berman Millennium Fund Trust Class	640917803	NBMOX
Neuberger Berman Partners Fund Trust Class	640917407	NBPTX
Neuberger Berman Regency Fund Trust Class	640917886	NBREX
Neuberger Berman Socially Responsive Fund Trust	640917860	NBSTX
Class
Neuberger Berman Technology Fund Trust Class	640917852
Neuberger Berman Income Funds, Trust Class
Neuberger Berman Limited Maturity Bond Fund	640916201	NBLTX
Trust Class
Neuberger Berman Equity Funds, Advisor Class
Neuberger Berman Focus Fund Advisor Class	64122M209	NBFAX
Neuberger Berman Genesis Fund Advisor Class	64122M605	NBGAX
Neuberger Berman Guardian Fund Advisor class	64122M308	NBGUX
Neuberger Berman Manhattan Fund Advisor Class	64122M407	NBMBX
Neuberger Berman Partners Fund Advisor Class	64122M506	NBPBX
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APPENDIX A-12b-1-Advisor Class
NAME OF FUND AND CLASS	CUSIP	NASDAQ SYMBOL
Neuberger Berman Equity Funds, Advisor Class
Neuberger Berman Focus Fund Advisor Class	64122M209	NBFAX
Neuberger Berman Genesis Fund Advisor Class	64122M605	NBGAX
Neuberger Berman Guardian Fund Advisor Class	64122M308	NBGUX
Neuberger Berman Manhattan Fund Advisor Class	64122M407	NBMBX
Neuberger Berman Partners Fund Advisor Class	64122M506	NBPBX
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APPENDIX A-Admin.-Investor Class

Only the Investor Classes of the Funds that correlate with the series of former NB Equtiy Funds or Income Funds listed on the list of funds attached to the Agreement are covered by the
Agreement. For example, if the list of funds contained “Neuberger Berman Focus Fund (a series of Neuberger Berman Equity Funds)” it now will cover “Neuberger Berman Focus Fund Investor
Class.”

NAME OF FUND AND CLASS	CUSIP	NASDAQ SYMBOL
Neuberger Berman Equity Funds, Advisor Class
c	641224878	NBCIX
Neuberger Berman Fasciano Fund Investor Class	641224852	NBFSX
Neuberger Berman Focus Fund Investor Class	64122 4506	NBSSX
Neuberger Berman Genesis Fund Investor Class	641224100	NBGNX
Neuberger Berman Guardian Fund Investor Class	641224209	NGUAX
Neuberger Berman International Fund Investor Class	641224704	NBISX
Neuberger Berman Manhattan Fund Investor Class	641224308	NMANX
Neuberger Berman Millennium Fund Investor Class	641224803	NBMIX
Neuberger Berman Partners Fund Investor Class	641224407	NPRTX
Neuberger Berman Regency Fund Investor Class	641224886	NBRVX
Neuberger Berman Socially Responsible Fund	641224605	NBSRX
Investor Class
Neuberger Berman Technology Fund Investor Class	641224860	NBTFX
Neuberger Berman Income Funds, Investor Class
Neuberger Berman High Yield Maturity Bond Fund	640915864	NBHAX
Investor Class
Neuberger Berman Limited Maturity Bond Fund	640915203	NLMBX
Investor Class
Neuberger Berman Municipal Securities Trust	640915401	NBMUX
Investor Class
Neuberger Berman Institutional Cash Trust Investor	640916409	NBIXX
Class
Neuberger Berman Money Funds, Investor Class
Neuberger Berman Cash Reserves Fund Investor	640915104	NBCXX
Class
Neuberger Berman Government Money Fund	640915104	NBGXX
Investor Class
Neuberger Berman Municipal Money Fund	640915302	NBTXX

APPENDIX A-Trading-Investor Class
NAME OF FUND AND CLASS	CUSIP	NASDAQ SYMBOL
Neuberger Berman Equity Funds, Investor Class
Neuberger Berman Century Fund Investor Class	641224878	NBCIX
Neuberger Berman Fasciano Fund Investor Class	641224852	NBFSX
Neuberger Berman Focus Fund Investor Class	64122 4506	NBSSX
Neuberger Berman Genesis Fund Investor Class	641224100	NBGNX
Neuberger Berman Guardian Fund Investor Class	641224209	NGUAX
Neuberger Berman International Fund Investor Class	641224704	NBISX
Neuberger Berman Manhattan Fund Investor Class	641224308	NMANX
Neuberger Berman Millennium Fund Investor Class	641224803	NBMIX
Neuberger Berman Partners Fund Investor Class	641224407	NPRTX
Neuberger Berman Regency Fund Investor Class	641224886	NBRVX
Neuberger Berman Socially Responsible Fund	641224605	NBSRX
Investor Class
Neuberger Berman Technology Fund Investor Class	641224860	NBTFX
Neuberger Berman Income Funds, Investor Class
Neuberger Berman High Yield Maturity Bond Fund	640915864	NBHAX
Investor Class
Neuberger Berman Limited Maturity Bond Fund	640915203	NLMBX
Investor Class
Neuberger Berman Municipal Securities Trust	640915401	NBMUX
Investor Class
Neuberger Berman Institutional Cash Trust Investor	640916409	NBIXX
Class
Neuberger Berman Money Funds, Investor Class
Neuberger Berman Cash Reserves Fund Investor	640915104	NBCXX
Class
Neuberger Berman Government Money Fund	640915104	NBGXX
Investor Class
Neuberger Berman Municipal Money Fund	640915302	NBTXX
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